10. Borrowings	6 Months Ended
Jun. 30, 2019
Borrowings [abstract]
Borrowings

10.     Borrowings

Silicon Valley Bank

On November 30, 2016, the Company entered into a loan agreement with Silicon Valley Bank (the “SVB loan”) which provides the Company with a senior secured term loan facility for up to €10.0 million, which agreement was amended in May 2017 to provide that such amount would be available in three tranches. In December 2016, the Company drew an initial tranche of €5.0 million and in May 2017, a second tranche of €2.5 million; the availability of a third tranche of €2.5 million expired in September 2017 with such amount remaining undrawn.

Finance costs comprise the interest rate of one-month EURIBOR plus an applicable margin of 5.5%, with a floor of 5.5%, related one-time legal and arrangement fees of €236 and a final payment fee equal to 10% of the total principal amount to be paid with the last instalment. Pursuant to the loan agreement, the Company also granted the lender 166,297 and 53,395 warrants with an exercise price of $2.00 and $2.30 per share, respectively. Each warrant can be used to purchase common shares of Affimed at the respective exercise price for a period of ten years from the date of grant. The fair value of the warrants of €192 less deferred taxes and transaction costs of €81 and €8, respectively, was recorded as an addition to capital reserves in the equity of Affimed. The fair value of the warrants was determined using the Black-Scholes-Merton valuation model, with an expected volatility of 75‑80% and an expected exercise period of five years to exercise of the warrant. The contractual maturity of the warrants is ten years.

The loan is secured by a pledge of 100% of Company’s ownership interest in Affimed GmbH, all intercompany claims owed to Affimed N.V. by its subsidiaries, and collateral agreements for all bank accounts, inventory, trade receivables and other receivables of Affimed N.V. and Affimed GmbH recognized in the consolidated financial statements.

As of June 30, 2019 and December 31, 2018, the fair value of the liability did not differ significantly from its carrying amount (€3,461 and €4,773). The loan has a maturity date of May 31, 2020, and repayment started in December 2017 with amortized payments of principal and interest in equal monthly instalments. As of June 30, 2019 €3,461  (December 31, 2018: €3,083)  was classified as current liabilities.

UniCredit Leasing CZ

In April 2019 the Group entered into a loan agreement with UniCredit Leasing CZ for €562. After an initial instalment of €127 in the second quarter of 2019, repayment is effected in monthly instalments of €8 until November 2023. As of June 30, 2019 €413 was outstanding, €90 of which was classified as current liabilities.